SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                            ______________________

                                  FORM 8-K



                               CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               Date of Report
                       (Date of earliest event reported)
                                July 21, 2000



                           UNION CARBIDE CORPORATION
             (Exact name of registrant as specified in its charter)



    New York                     1-1463                       13-1421730
(State or other         (Commission File Number)             (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)





              39 Old Ridgebury Rd, Danbury, CT           06817-0001
          (Address of principal executive offices)       (Zip code)



                        Registrant's telephone number,
                      including area code 203-794-2000



         Total number of sequentially numbered pages in this filing,
                         including exhibits thereto:    6


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Item 5.  OTHER EVENTS.

         With reference to the Agreement and Plan of Merger, dated as of August 3, 1999, among Union Carbide Corporation, a New York corporation ("Union Carbide"), The Dow Chemical Company, a Delaware corporation ("Dow Chemical)"), and Transition Sub Inc., a Delaware corporation, Dow Chemical and Union Carbide have entered into a letter agreement filed herewith as Exhibit 99, which letter agreement was sent by Union Carbide to Dow Chemical on July 17, 2000 and executed by Dow Chemical on July 21, 2000.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

             99. Letter Agreement, with reference to the Agreement and Plan of Merger, dated as of August 3, 1999, among Union Carbide Corporation, a New York corporation, The Dow Chemical Company, a Delaware corporation, and Transition Sub Inc., a Delaware corporation.








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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:  July 24, 2000



                                        UNION CARBIDE CORPORATION





                                          /s/J. Macdonald
                                          J. Macdonald
                                          Assistant Secretary





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                                 EXHIBIT INDEX



Exhibits

99. Letter Agreement, with reference to the Agreement and Plan of Merger, dated as of August 3, 1999, among Union Carbide Corporation, a New York corporation, The Dow Chemical Company, a Delaware corporation, and Transition Sub Inc., a Delaware corporation.











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